Exhibit 10.86

CUSTODY AGREEMENT

This Custody Agreement (“Agreement”) is entered into as of                         , 2007 by and among Deltek, Inc., a company organized and existing under the laws of the State of Delaware (the “Company”), with its principal office at 13880 Dulles Corner Lane, Herndon, Virginia 20171, Computershare Inc., in its capacity as custodian, paying agent and liquidating agent under and pursuant to this Agreement (the “Custodian”), and the undersigned selling stockholders (the “Selling Stockholders”).

WHEREAS, the Company is the successor by conversion to Deltek Systems, Inc., a Virginia corporation (the “Predecessor Corporation”);

WHEREAS, certain of the Selling Stockholders have not yet exchanged their share certificates issued by the Predecessor Corporation (the “Virginia Certificates”) for uncertificated shares of the Company’s common stock, $0.001 par value per share (“Common Stock”), and the Company has issued share certificates to certain of the Selling Stockholders representing their respective shares of Common Stock (the “Delaware Certificates”);

WHEREAS, the Company is conducting a public offering of shares of Common Stock;

WHEREAS, the Company intends to execute and deliver an underwriting agreement (the “Underwriting Agreement”) by and among the Company, Credit Suisse Securities (USA) LLC (“Credit Suisse”), as lead underwriter and representative of the several underwriters named therein (collectively, the “Underwriters”), and certain stockholders of the Company, including the undersigned, who propose to sell shares of Common Stock, including shares of Common Stock obtained upon the exercise of underlying options, in the proposed underwritten public offering (the “Selling Stockholders”);

WHEREAS, the Underwriting Agreement provides that a maximum number of shares of Common Stock may be sold by the Selling Stockholders (collectively, the “Shares”);

WHEREAS, prior to the execution and delivery of this Agreement, each of the Selling Stockholders has executed a Power of Attorney (the “Power of Attorney”), a copy of which is attached, authorizing New Mountain Partners II, L.P., New Mountain Affiliated Investors II, L.P. and Allegheny New Mountain Partners, L.P. (the “Attorneys”), each with full power and authority to act alone, including full power of substitution, to sell the Shares indicated below the signature of such Selling Stockholder at the end of this Agreement, or, with respect to such Shares, such lesser number as the Attorneys, or any of them, may determine, and for that purpose to enter into and perform the Underwriting Agreement on behalf of such Selling Stockholder;

WHEREAS, the Company and the Selling Stockholders desire to appoint Computershare Inc. as custodian, paying agent and liquidating agent, and the Custodian has indicated its willingness to so serve;

NOW, THEREFORE, in consideration of the mutual covenants contained herein, the parties hereto agree as follows:

Section 1. Deposit of Shares and Exercise Cash.

Each of the Selling Stockholders shall deliver to the Custodian:

(a) In respect of shares of Common Stock at present owned by such Selling Stockholder, as applicable, (i) Virginia Certificates, representing shares of, formerly, the Predecessor Corporation’s common stock and, now, shares of the Company’s Common Stock, (ii) Delaware Certificates, representing shares of the Company’s Common Stock, or (iii) both, all as specified on the signature pages hereto (the “Escrow Stock”), together with, in respect of the certificates representing such Escrow Stock, endorsements thereof, or appropriate stock powers in respect thereof, in each case in blank, executed by such Selling Stockholder, the signature of whom shall be guaranteed by an eligible guarantor institution meeting the requirements of the Custodian, all in accordance with the Securities Act of 1934, as amended; and/or

(b) In respect of shares of Common Stock to be obtained upon the exercise of underlying options, two option exercise notices (the “Notices”) from such Selling Stockholder to the Company and duly executed by such Selling Stockholder, with respect to the options for shares of Common Stock (the “Escrow Options”) as to which such Selling Stockholder is, concurrently herewith, notifying the Company that he, she or it elects to exercise to purchase shares of Common Stock granted to such Selling Stockholder pursuant to any and all option agreements (“Stock Option Agreements”) between such Selling Stockholder and the Company, under which such Selling Stockholder may, in accordance with the terms and conditions set forth in the Stock Option Agreements, purchase shares of Common Stock. Each Notice provides the Custodian with irrevocable authority to convert any or all such Escrow Options into shares of Common Stock. One of the Notices (the “Firm Securities Option Exercise Notice”) has been delivered with respect to the Firm Securities (as defined in the Underwriting Agreement) and the other Notice (the “Optional Securities Option Exercise Notice”) has been delivered with respect to the Optional Securities (as defined in the Underwriting Agreement and, collectively with the the Firm Securities, the “Option Shares”). The Attorneys, or any of them, are authorized to specify to the Custodian that number of Escrow Options in the Notices, which shall be no greater than the total number of Shares specified on the signature pages hereto, such that the aggregate number of Firm Securities and Optional Securities (and, if applicable, the Escrow Stock) to be sold by such Selling Stockholder pursuant to the Underwriting Agreement shall be no greater than the Shares; and/or

(c) Cash (the “Exercise Cash,” and together with the Escrow Stock and the Notices, the “Escrow Property”) sufficient to pay the aggregate exercise price of the maximum number of the Escrow Options to be exercised and included as Shares (other than pursuant to a cash-less exercise); and

(d) After the date hereof and prior to the applicable Closing, with respect to both such Selling Stockholder’s Escrow Stock and such Selling Stockholder’s Option Shares, an instruction or instructions (as “instruction” is defined in Section 8-102(a)(12) of the Uniform Commercial Code, as adopted by the State of Delaware) directing the Company to register the transfer of such Selling Stockholder’s, as applicable, Escrow Stock and/or Option Shares to the Underwriters (collectively, the “Instructions”).

Section 2. Escrow Fund.

The Custodian shall accept delivery of, and shall hold, the Escrow Property and the Instructions, to the extent appropriate in an escrow fund (the “Escrow Fund”), until distributed pursuant to the terms of this Agreement. The Custodian shall also hold in the Escrow Fund all securities into which the Escrow Stock or other securities held in the Escrow Fund may be changed, subdivided or combined, together with all stock or liquidating dividends and other distributions (whether payable in securities, cash or other property) which are paid or made on or in respect of the Escrow Stock or other securities held in the Escrow Fund; provided, however, that cash dividends declared by the Company and payable to the stockholders of record of the Company as well as any other cash payments shall be delivered to the Selling Stockholders and not held as part of the Escrow Fund, but rather held by the Custodian as paying agent hereunder.

Section 3. Actions to be taken with respect to the Escrow Fund.

(a) The Custodian is hereby authorized and directed to take all necessary or appropriate action to:

(i) At or prior to the initial Closing (defined below), cause Computershare Trust Company, N.A., in its separate capacity as transfer agent for the Company (in such capacity, the “Transfer Agent”), to cause the Escrow Stock represented by the Virginia Certificates and the Delaware Certificates to be exchanged and converted into uncertificated, book-entry shares of Common Stock, which, from and after such exchange and conversion, shall be the Escrow Stock hereunder;

(ii) In respect of Escrow Stock of a Selling Stockholder, at each closing date specified in the Underwriting Agreement at which such Selling Stockholder is selling any Shares (each, a “Closing”) deliver to the Transfer Agent, on behalf of the Company, the Instruction of such Selling Stockholder (A) to cause the number of Shares of Escrow Stock which are to be sold by such Selling Stockholder (up to the maximum number indicated on the signature page hereto) to be delivered to the Underwriters as provided for in the Underwriting Agreement by registering the transfer of such Shares in the stock register of the Company (the “Register”) into such names and in such denominations for their several accounts as are instructed in such Instruction, against payment for such Shares and (B) to return to such

Selling Stockholder or the Company at the written direction of such Selling Stockholder or of an Attorney that portion of the Escrow Stock representing shares of the Company’s Common Stock which are in excess of the maximum number of Shares that may be sold by such Selling Stockholder to the Underwriters; and

(iii) In respect of the Notices of a Selling Stockholder at each Closing, (A) instruct the Transfer Agent, on behalf of the Company, to cause Option Shares that are to be issued upon the exercise of Escrow Options and that are to be sold by such Selling Stockholder at such Closing to be issued in the name of such Selling Stockholder, (B) deliver to the Transfer Agent, on behalf of the Company, the Instruction of such Selling Stockholder to cause the number of Option Shares of, as the case may be, Firm Securities or Optional Securities acquired upon such exercise and that are to be sold by such Selling Stockholder (up to the maximum number indicated on the signature pages hereto) to be delivered to the Underwriters as provided for in the Underwriting Agreement by registering the transfer of such Option Shares in the Register into such names and in such denominations for their several accounts as are instructed in such Instruction, against payment for such Option Shares, and (C) (1) if such Selling Stockholder has deposited with the Custodian Exercise Cash in respect of the aggregate exercise price of the Escrow Options, remit to the Company an amount of Exercise Cash equal to the aggregate exercise price of all Escrow Options so exercised (and with such remittance, following the the exercise in full, or expiration, of the Underwriters’ overallotment option to purchase Optional Securities in the public offering, deliver or cause to be delivered to such Selling Stockholder any Exercise Cash not used for such purpose) and (2) if such Selling Stockholder has effected a cash-less exercise of Escrow Options, to remit to the Company the aggregate exercise price thereof out of the proceeds received by the Custodian as payment for the Option Shares so sold by such Selling Stockholder.

(iv) Take all necessary or appropriate action to (A) execute a receipt for payment and deliver the same to the Underwriters and (B) upon written instructions from an Attorney, remit to the applicable Selling Stockholder the proceeds (net of (1) any expenses of the offering which an Attorney shall advise are being borne by such Selling Stockholder in accordance with the Underwriting Agreement, and (2) any amounts required to be remitted to the Company in respect of withholding taxes as to which an Attorney shall have instructed the Custodian in writing) received by the Custodian as payment for the Shares so sold by such Selling Stockholder.

(b) Notwithstanding any other provision of this Agreement to the contrary, if the Underwriting Agreement shall not have been executed and delivered on or before                     , 2007, or if the Underwriting Agreement shall have been terminated pursuant to its provisions, or if the Shares to be sold by the Selling Stockholders are not purchased and paid for by the Underwriters in accordance with the terms of the Underwriting Agreement, the Custodian shall, upon receipt of written notice thereof by the Attorneys or the Company, return to the Selling Stockholders their Escrow Property which has been deposited with the Custodian, at which time this Agreement shall terminate.

(c) Except as otherwise expressly provided in this Agreement, including, without limitation paragraph 3(b), above, the delivery of the Escrow Property to the Custodian shall be irrevocable and shall not be terminable by any act or deed of any of the Selling Stockholders (or by any other person, firm or corporation, including the Company and the Underwriters), or by the death or incapacity of any of the Selling Stockholders, or by operation of law. If this Agreement is executed on behalf of a trust or other fiduciary estate, it shall not be terminated by any act or event requiring a distribution of the assets of such estate to any person. If this Agreement is executed on behalf of a corporation or partnership, it shall not be terminated by dissolution, winding up or other event affecting the legal life of such entity. If any such event shall occur prior to the completion of the transactions contemplated hereby, the Custodian is, nevertheless, authorized and directed to administer and deliver the Shares or the Escrow Property previously deposited with the Custodian in accordance with the terms and conditions hereof as if such event had not occurred.

(d) Until the payment of the purchase price for the Shares to be sold by the Selling Stockholders to the Underwriters pursuant to the Underwriting Agreement has been made to the Custodian by or for the account of the Underwriters, the Selling Stockholders shall remain owners of such Shares and shall have the right to vote such Shares and all other shares of Common Stock, if any, represented by the Escrow Stock, and to receive all dividends and distributions thereunder.

(e) By executing this Agreement, if the undersigned is a holder of Escrow Stock, each such Selling Stockholder represents that such Selling Stockholder (i) has the authority to execute and deliver this Agreement; (ii) has the authority to sell the Shares of Common Stock; (iii) has good and marketable title to such Shares, free and clear of all liens, encumbrances, equities, security interests and claims whatsoever, and such Shares will be transferred to the purchasers of such Shares pursuant to the Underwriting Agreement, assuming such purchasers purchase such Shares for value in good faith and without notice of any such lien, encumbrance, equity or other adverse claim within the meaning of the Uniform Commercial Code, free and clear of all liens, encumbrances, equities, security interests and claims whatsoever; and (iv) has executed the Power of Attorney, and such Power of Attorney constitutes the valid, binding and irrevocable obligation of such Selling Stockholder, enforceable against such Selling Stockholder in accordance with its terms. The representations, warranties and agreements of such Selling Stockholder in this Agreement are made for the benefit of, and may be relied upon by, the Company, the Custodian and the Underwriters, and their respective representatives, agents and counsel.

(f) By executing this Agreement, if the undersigned is a holder of Escrow Options, each such Selling Stockholder represents that such Selling Stockholder (i) has the authority to execute and deliver this Agreement; (ii) will have, at each Closing, good and valid title to the Escrow Options to be exercised in respect of shares of Common Stock to be delivered by the undersigned at each such Closing pursuant to the Underwriting Agreement, and, upon payment of the aggregate exercise price of the Escrow Options and assuming due issuance by the Company of any shares of Common Stock to be issued upon the exercise of Escrow Options, the undersigned has and will have at each such Closing, good and marketable title to such Shares, free and clear of all liens, encumbrances, equities, security interests and claims whatsoever, and such Shares will be transferred to the purchasers of such Shares pursuant to the Underwriting Agreement, assuming such purchasers purchase such Shares for value in good faith and without notice of any such lien, encumbrance, equity or other adverse claim within the meaning of the Uniform Commercial Code, free and clear of all liens, encumbrances, equities, security interests and claims whatsoever; and (iii) has executed the Power of Attorney, and such Power of Attorney constitutes the valid, binding and irrevocable obligation of such Selling Stockholder, enforceable against such Selling Stockholder in accordance with its terms. The representations, warranties and agreements of such Selling Stockholder in this Agreement are made for the benefit of, and may be relied upon by, the Company, the Custodian and the Underwriters, and their respective representatives, agents and counsel.

Section 4. Duties and Responsibilities of the Custodian.

(a) The Custodian shall exercise the same degree of care toward the property in the Escrow Fund as it exercises toward its own similar property and shall not be held to any higher standard of care under this Agreement.

(b) The Company and each of the Selling Stockholders acknowledge and agree that the Custodian (i) shall not be responsible for any of the agreements referred to herein but shall be obligated only for the performance of such duties as are specifically set forth in this Agreement; (ii) shall not be obligated to take any legal or other action hereunder which might in its judgment involve any expense or liability unless it shall have been furnished with acceptable indemnification; (iii) may rely on and shall be protected in acting or refraining from acting upon any written notice, instruction, instrument, statement, request or document furnished to it hereunder and believed by it to be genuine and to have been signed or presented by the proper person, and shall have no responsibility for determining the accuracy thereof; (iv) may rely upon and shall be protected in acting or refraining from acting upon any oral instructions from the Company, the Attorneys or the Selling Stockholders with respect to any matter covered by this Agreement; and (v) at the expense of the Company and the Selling Stockholder, may consult counsel satisfactory to it, including counsel to the Company, and the opinion of such counsel shall be full and complete authorization and protection in respect of any action taken, suffered or omitted by it hereunder in good faith and in accordance with the opinion of such counsel.

(c) Neither the Custodian nor any of its directors, officers or employees shall be liable to anyone for any action taken or omitted to be taken by it or any of its directors, officers or employees hereunder except in the case of gross negligence or willful misconduct. The Company covenants and agrees to indemnify the Custodian and hold it harmless without limitation from and against any loss, liability or expense of any nature incurred by the Custodian arising out of or in connection with this Agreement or with the administration of its duties hereunder, including but not limited to legal fees and other costs and expenses of defending or preparing to defend against any claim or liability in the premises, unless such loss, liability or expense shall be caused by the Custodian’s willful misconduct or gross negligence. In no event shall the Custodian be liable for indirect, punitive, incidental, special or consequential damages. The obligations in this paragraph shall survive termination of this Agreement.

(d) The Company agrees to assume any and all obligations imposed now or hereafter by any applicable tax law with respect to the payment of any distribution from the Escrow Fund under this Agreement, and to indemnify and hold the Custodian harmless from and against any taxes, additions for late payment, interest, penalties and other expenses, that may be assessed against the Custodian on any such payment or other activities under this Agreement. The Company undertakes to instruct the Custodian in writing with respect to the Custodian’s responsibility for withholding and other taxes, assessments or other governmental charges, certifications and governmental reporting in connection with its acting as custodian under this Agreement. The Company agrees to indemnify and hold the Custodian harmless from any liability on account of taxes, assessments or other governmental charges, including without limitation the withholding or deduction or the failure to withhold or deduct the same, and any liability for failure to obtain proper certifications or to properly report to governmental authorities, to which the Custodian may be or become subject in connection with or which arises out of this Agreement, including costs and expenses (including reasonable legal fees), interest and penalties. Notwithstanding the foregoing, no distributions will be made unless the Custodian is supplied with an original, signed Form W-9 or its equivalent prior to distribution.

(e) To the extent, and only to the extent, that the Company has not timely satisfied any Indemnity Obligations (as defined below), upon notice thereof from the Custodian, each Selling Stockholder agrees to indemnify and hold harmless the Custodian in respect of such Indemnity Obligations to the extent such Indemnity Obligations arise out of or are attributable to such Selling Stockholder’s failure to comply with the terms of this Agreement, breach of representation or warranty under this Agreement, or the negligence, gross negligence or willful misconduct of such Selling Stockholder (each, a “Selling Stockholder Indemnity Obligation”). In the event that the Company satisfies any amounts owed to the Custodian as a result of a Selling Stockholder Indemnity Obligation, such Selling Stockholder agrees to promptly indemnify and hold harmless the Company for any such amounts so paid. Indemnity Obligations, as used herein, means all obligations of the Company to indemnify and hold harmless the Custodian pursuant to Sections 4(c) and 4(d) above.

(f) The Company agrees to pay or reimburse the Custodian for any legal fees incurred in connection with the preparation, interpretation and enforcement of this Agreement and to pay the Custodian’s reasonable compensation for its normal services hereunder in accordance with the attached fee schedule, which may be subject to change on an annual basis. The Custodian shall be entitled to reimbursement on demand for all expenses incurred in connection with the administration of this Agreement, including without limitation, payment of any legal fees incurred by the Custodian in connection with resolution of any claim by any party hereunder.

(g) The Custodian may at any time resign as custodian hereunder by giving thirty (30) days’ prior written notice of resignation to the Company and to each of the Selling Stockholders. Prior to the effective date of the resignation as specified in such notice, the

Company will issue to the Custodian a written instruction authorizing redelivery of the Escrow Fund to a bank or trust company that the Company selects subject to the reasonable consent of the Selling Stockholders. If, however, the Company shall fail to name such a successor custodian within twenty (20) days after the notice of resignation from the Custodian, the Selling Stockholders shall be entitled to name such successor custodian. If no successor custodian is named by the Company or the Selling Stockholders, the Custodian may at the expense of the Company apply to a court of competent jurisdiction for appointment of a successor custodian. The provisions of Sections 4 (b),(c) and (j) shall survive the termination of this Agreement.

(h) From time to time and after the date hereof, the Company, the Attorneys or the Selling Stockholders shall deliver or cause to be delivered to the Custodian such further documents and instruments and shall do and cause to be done such further acts as the Custodian shall reasonably request (it being understood that the Custodian shall have no obligation to make any such request) to carry out more effectively the provisions and purposes of this Agreement, to evidence compliance herewith or to assure itself that it is protected in acting hereunder.

(i) The Custodian makes no representation as to the validity, value, genuineness or collectibility of any security or other document or instrument held by or delivered to it. The Custodian shall not be called upon to advise any party as to selling or retaining, or taking or refraining from taking any action with respect to, any securities or other property deposited hereunder.

(j) The Custodian shall be responsible for and shall indemnify and hold the Company and the Selling Stockholders harmless from and against any and all losses, damages, costs, charges, counsel fees, payments, expenses and liability arising out of or attributable to the Custodian’s refusal or failure to comply with the terms of this Agreement, or which arise out of the Custodian’s negligence or willful misconduct or which arise out of the breach of any representation or warranty of the Custodian hereunder, for which the Custodian is not entitled to indemnification under this Agreement; provided, however, that the Custodian’s aggregate liability during any term of this Agreement with respect to, arising from, or arising in connection with this Agreement, or from all services provided or omitted to be provided under this Agreement, whether in contract, or in tort, or otherwise, is limited to, and shall not exceed, the amounts paid hereunder by the Company to the Custodian as fees and charges, but not including reimbursable expenses, during the six (6) calendar months immediately preceding the event for which recovery from the Custodian is being sought.

In order that the indemnification provisions contained in this Section shall apply, upon the assertion of a claim for which one party may be required to indemnify the other, the party seeking indemnification shall promptly notify the other party of such assertion, and shall keep the other party advised with respect to all developments concerning such claim. The indemnifying party shall have the option to participate with the indemnified party in the defense of such claim or to defend against said claim in its own name or the name of the indemnified party. The indemnified party shall in no case confess any claim or make any compromise in any case in which the indemnifying party may be required to indemnify it except with the indemnifying party’s prior written consent as set forth and subject to the limitations set forth in Section 4(j).

(k) Bank Accounts. The Company acknowledges that the bank accounts maintained by the Custodian in connection with the services provided by the Custodian hereunder will be in its name and that the Custodian may receive investment earnings in connection with the investment at the Custodian’s risk and for its benefit of funds held in those accounts from time to time.

Section 5. Dispute Resolution.

It is understood and agreed that should any dispute arise with respect to the delivery, ownership, right of possession, and/or disposition of the Escrow Fund, or should any claim be made upon such Escrow Fund by a third party, the Custodian upon receipt of written notice of such dispute or claim by the parties hereto or by a third party, is authorized and directed to retain in its possession without liability to anyone, all or any of said Fund until such dispute shall have been settled either by the mutual agreement of the parties involved or by a final order, decree or judgment of a court in the United States of America, the time for perfection of an appeal of such order, decree or judgment having expired. The Custodian may, but shall be under no duty whatsoever to, institute or defend any legal proceedings which relate to the Escrow Fund.

Section 6. Consent to Jurisdiction and Service.

The Company and each of the Selling Stockholders hereby absolutely and irrevocably consent and submit to the jurisdiction of the courts of the Commonwealth of Massachusetts and of any Federal court located in said Commonwealth in connection with any actions or proceedings brought against the Company or the Selling Stockholders by the Custodian arising out of or relating to this Agreement. In any such action or proceeding, the Company and each of the Selling Stockholders hereby absolutely and irrevocably waive personal service of any summons, complaint, declaration or other process and hereby absolutely and irrevocably agree that the service thereof may be made by certified or registered first-class mail directed to the Company and each of the Selling Stockholders, as the case may be, at their respective addresses in accordance with Section 8 hereof.

Section 7. Force Majeure.

Neither the Company nor the Selling Stockholders nor the Custodian shall be responsible for delays or failures in performance resulting from acts beyond its or their control. Such acts shall include but not be limited to acts of God, terrorist acts, strikes, lockouts, riots, acts of war, epidemics, governmental regulations superimposed after the fact, fire, communication line failures, computer viruses, power failures, earthquakes or other disasters.

Section 8. Notices.

Any notice permitted or required hereunder shall be deemed to have been duly given if delivered personally or if mailed certified or registered mail, postage prepaid, to the parties at their address set forth below or to such other address as they may hereafter designate.

If to Company:	Deltek, Inc.
13880 Dulles Corner Lane
Herndon, Virginia 20171
Attn: David R. Schwiesow, Senior Vice President, General Counsel & Secretary

If to Custodian:	Computershare Inc.
250 Royall Street
Canton, MA 02021
Attn: Debra Spearin, Client Administration

If to Selling Stockholders:	c/o Squire, Sanders & Dempsey LLP
14th Floor, 8000 Towers Crescent Drive
Tysons Corner, Virginia 22182-2700
Attn: Robert E. Gregg

Section 9. Binding Effect.

This Agreement shall be binding upon the respective parties hereto and their heirs, executors, successors and assigns.

Section 10. Modifications.

This Agreement may not be altered or modified without a writing signed by all the parties hereto. Conduct or lack of conduct shall not constitute a waiver of any of the terms and conditions of this Agreement, and no waiver shall be valid unless such waiver is specified in writing, and then only to the extent so specified. A waiver of any of the terms and conditions of this Agreement on one occasion shall not constitute a waiver of the other terms of this Agreement, or of such terms and conditions on any other occasion.

Section 11. Governing Law.

This Agreement shall be governed by and construed under the laws of the Commonwealth of Massachusetts without giving effect to the conflict of laws provisions of the laws of said Commonwealth, and shall inure to the benefit of and the obligations created hereby shall be binding upon the successors and assigns of the parties hereto.

Section 12. Reproduction of Documents.

This Agreement and all documents relating thereto, including, without limitation, (a) consents, waivers and modifications which may hereafter be executed, and (b) certificates and other information previously or hereafter furnished, may be reproduced by any photographic, photostatic, microfilm, optical disk, micro-card, miniature photographic or other similar process. The parties agree that any such reproduction shall be admissible in evidence as the original itself in any judicial or administrative proceeding, whether or not the original is in existence and whether or not such reproduction was made by a party in the regular course of business, and that any enlargement, facsimile or further reproduction of such reproduction shall likewise be admissible in evidence.

Section 13. Counterparts.

This Agreement may be executed in separate counterparts, each of which when executed and delivered shall be an original, but all such counterparts shall together constitute but one and the same instrument.

Section 14. No Third Party Beneficiaries.

This Agreement does not constitute an agreement for a partnership or joint venture between the Custodian, the Company, or the Selling Stockholders. None of the parties shall make any commitments with third parties that are binding on the other parties without the prior written consent of such other parties. Except as explicitly stated elsewhere in this Agreement, nothing under this Agreement shall be construed to give any rights or benefits in this Agreement to anyone other than the Custodian, the Company, and the Selling Stockholders, and the duties and responsibilities undertaken pursuant to this Agreement shall be for the sole and exclusive benefit of the parties hereto.

Section 15. Severability.

If any provision of this Agreement shall be held invalid, unlawful or unenforceable, the validity, legality and enforceability of the remaining provisions shall not in any way be affected or impaired.

Section 16. Merger of Agreement.

This Agreement constitutes the entire agreement between the parties hereto and supercedes any prior agreement with respect to the subject matter hereof whether oral or written.

Section 17. Assignment and Subcontractors.

Neither this Agreement nor any rights or obligations hereunder may be assigned by any party without the prior written consent of the other parties; provided, however, that the Custodian may, without consent of the other parties subcontract with other subcontractors for systems, processing and telephone and mailing services as may be required from time to time; provided, however, that the Custodian shall be as fully responsible to the other parties for the acts and omissions of any subcontractor as it is for its own acts and omissions.

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed by their respective authorized persons, hereunto duly authorized, as of the day and year first above written.

Deltek, Inc.

By:
Name:
Title:

THE CUSTODIAN:
Computershare Inc.

By:
Name:
Title:

SELLING STOCKHOLDER

By:
Name:
Title:
TIN:
Maximum Number of Shares to be Sold pursuant to Underwriting Agreement: Shares